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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2004

INTERNATIONAL SHIPPING ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51047	57-1212493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Franklin Avenue, Suite 325, Garden City, New York	11530
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 240-8025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Sunrise Securities Corp., the representative of the underwriters for the initial public offering of International Shipping Enterprises, Inc. (“Company”), consummated on December 16, 2004, has notified the Company that, commencing on or about January 5, 2005, holders of the Company’s Units may separately trade the Common Stock and Warrants included in such Units.

The OTC Bulletin Board symbols for each of the securities included in the Units are as follows:

Common Stock	ISHP
Warrants	ISHPW

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2004	INTERNATIONAL SHIPPING ENTERPRISES, INC
By: /s/ Angeliki Frangou
Angeliki Frangou
Chairman, Chief Executive Officer and President